T.H LEHMAN & CO., INC




                            FILING  TYPE:    8-K
                             DESCRIPTION:    CURRENT  REPORT
                             FILING DATE:    JULY  13,  2000
                              PERIOD END:    N/A

                        PRIMARY EXCHANGE:    OVER THE COUNTER BULLETIN BOARD
                                  TICKER:    THLM.OB


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                                TABLE OF CONTENTS




                                  8-K OTHERDOC

ITEM 5                                                                     2



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 25, 2001
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             T.H. LEHMAN & CO., INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          2-87738                                          22-2442356
----------------------------------               -------------------------------
(Commission  File  Number)                             (I.R.S. Employer
                                                     Identification  Number)


4900 Woodway Suite 650, Houston, Texas                      77056
--------------------------------------                ------------------
(Address of principal executive offices)                  (Zip Code)



                                 (713) 621-8404
                -----------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS.


On July 3, 2001, T.H Lehman & Co., Incorporated (the "Company") received written notice that Michael J. Lyons resigned as a director of the Company to pursue other business opportunities effective June 25, 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               T.H. LEHMAN CO., INC.


                                            By:  /s/  Russell S. Molina
                                               ------------------------------
                                                Director  and  President



Dated:  July 13, 2001


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